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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 27, 1999
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                Date of Report (Date of earliest event reported)

                              COSTILLA ENERGY, INC.
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            (Exact name of registrant as specified in its character)

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
         Delaware                           0-21411                       75-2658940
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(State or other jurisdiction)      (Commission File Number)     (IRS Employer Identification No.)
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                          400 West Illinois, Suite 1000
                              Midland, Texas 79701
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                    (Address of principal executive offices)

                                 (915) 683-3902
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On April 27, 1999, Costilla Energy, Inc. (the "Registrant") announced that Mr. Michael J. Grella has left the employ of the Registrant, will no longer serve as the Registrant's President and Chief Executive Officer, and has resigned as a director of the Registrant. A new president and chief executive officer has not been named by the Registrant. Mr. Grella's duties are being assumed by Cadell S. Liedtke, chairman of the board of the Registrant, and Henry
G. Musselman, executive vice president and chief operating officer of the Registrant. Mr. Grella's departure resulted in a termination of his employment agreement with the Registrant, which provides certain severance benefits to Mr. Grella upon such termination. A copy of the employment agreement, as amended, has been previously filed with the Securities and Exchange Commission as described under Item 7 hereof.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)   No financial statements are required.

     (c)           Exhibits (Incorporated by reference to the filings indicated)

                   10.1 Employment Agreement between the Registrant and Michael J. Grella effective October 8, 1996. Incorporated by reference to the Registrant's Registration Statement on Form S-1, File No. 33-08909.

                   10.2 Amendment to Employment Agreement between the Registrant and Michael J. Grella dated April 15, 1997. Incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COSTILLA ENERGY, INC.


         Dated: May 7, 1999                  By:       /s/ BOBBY W. PAGE
                                                --------------------------------
                                                      Bobby W. Page, Senior
                                                      Vice President and
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX

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

  Exhibit No.       Description of Exhibit
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
     10.1           Employment Agreement between the Registrant and Michael J.
                    Grella effective October 8, 1996. Incorporated by reference to the Registrant's Registration Statement on Form S-1, File
                    No. 33-08909.

     10.2 Amendment to Employment Agreement between the Registrant and Michael J. Grella dated April 15, 1997. Incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.
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